Basic and Diluted Net Loss per Share	12 Months Ended
Dec. 31, 2020
Earnings Per Share [Abstract]
Basic and Diluted Net Loss per Share	Basic and Diluted Net Loss per Share
Basic and diluted net loss per share have been calculated in accordance with ASC 260, Earnings Per Share. Basic net loss per share is computed using the weighted average number of ordinary shares outstanding during the period. Diluted net loss per share is computed using the weighted average number of ordinary shares and dilutive potential ordinary shares outstanding during the period. The computation of earnings per share for the years ended December 31, 2018, 2019 and 2020 is as follows:

	Year Ended December 31,
	2018	2019	2020
	(US$)
Numerator:
Net income (loss)	$376,116	$(6,177,438)	$(3,114,860)
Cumulative undeclared dividends on convertible redeemable preferred shares	(9,961,473)	(9,961,473)	(6,714,852)
Accretion on convertible redeemable preferred shares to redemption value (Note 10)	(33,234,811)	(50,714,953)	(193,465,743)
Net loss attributable to Agora, Inc.’s ordinary shareholders - basic and diluted	(42,820,168)	(66,853,864)	(203,295,455)
Denominator:
Denominator for basic and diluted loss per share weighted-average ordinary shares outstanding	109,141,311	115,716,392	268,849,967
Basic and diluted loss per share	$(0.39)	$(0.58)	$(0.76)
The following ordinary shares equivalent were excluded from the computation of diluted net loss per ordinary share for the periods presented because including them would have had an anti-dilutive effect:

	Year Ended December 31,
	2018	2019	2020
Preferred shares - weighted average	141,543,341	167,855,481	86,731,855
Share options - weighted average	17,280,175	26,923,735	39,846,432
Restricted share - weighted average	11,358,874	5,154,272	479,275
Restricted share units - weighted average	—	—	32,870
VPP shares – weighted average	—	—	39,311